UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 3, 2003
Date of Report (Date of earliest event reported)

ASSOCIATED MATERIALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24956 (Commission File Number)	75-1872487 (IRS Employer Identification No.)

3773 State Road
Cuyahoga Falls, Ohio 44223
(Address of Principal Executive Offices)

(330) 929-1811
(Registrant’s Telephone Number, Including Area Code)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit
Number	Description of Document

The following exhibit is not filed but is furnished as described below.

99.1	Press Release, dated November 3, 2003.

Item 9. REGULATION FD DISCLOSURE

On November 3, 2003, Associated Materials Incorporated (“AMI”) issued a press release announcing AMI’s third quarter results. A copy of the press release is attached as Exhibit 99.1. This press release is not filed but is furnished pursuant to this Item.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 3, 2003, Associated Materials Incorporated (“AMI”) issued a press release announcing AMI’s third quarter results. A copy of the press release is attached as Exhibit 99.1. This press release is not filed but is furnished pursuant to this Item.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS INCORPORATED

Date: November 3, 2003	By:	/s/ D. Keith LaVanway D. Keith LaVanway Vice President, Chief Financial Officer, Treasurer and Secretary